UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.       )
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☐ Preliminary Proxy Statement
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☐ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.
MORGAN STANLEY INSURED MUNICIPAL BOND TRUST
MORGAN STANLEY INSURED MUNICIPAL TRUST
MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST
MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST III

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
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MORGAN STANLEY INSURED MUNICIPAL BOND TRUST
MORGAN STANLEY INSURED MUNICIPAL TRUST
MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST
MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST III

c/o Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue, New York, New York 10036

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
TO BE HELD OCTOBER 23, 2009

The Annual Meetings of Shareholders (“Meeting(s)”) of MORGAN STANLEY INSURED MUNICIPAL BOND TRUST, MORGAN STANLEY INSURED MUNICIPAL TRUST, MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST, MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST, MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST, MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST and MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST III (individually, a “Trust” and, collectively, the “Trusts”), unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts, will be held jointly in Conference Room C, 3rd Floor, 522 Fifth Avenue, New York, New York 10036, on October 23, 2009 at 9:00 a.m., New York City time, for the following purposes:

Matters to be Voted on By All Shareholders:

1. For MORGAN STANLEY INSURED MUNICIPAL TRUST, MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST, MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST and MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST III, to elect three Trustees to serve until the year 2012 Annual Meeting of each Trust or until their successors shall have been elected and qualified; and

2. For MORGAN STANLEY INSURED MUNICIPAL BOND TRUST, MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST and MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST, to elect two Trustees to serve until the year 2012 Annual Meeting of each Trust or until their successors shall have been elected and qualified; and

3. To transact such other business as may properly come before the Meetings or any adjournments thereof.

Matters to be Voted on only by Preferred Shareholders:

1. For MORGAN STANLEY INSURED MUNICIPAL BOND TRUST, MORGAN STANLEY INSURED MUNICIPAL TRUST, MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST, MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST, MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST and MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST, to elect one Trustee to serve until the year 2012 Annual Meeting or until his successor shall have been elected and qualified.

Shareholders of record of each Trust as of the close of business on August 25, 2009 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed Proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Joint Proxy Statement) you may do so in lieu of attending the Meetings in person.

In the event that holders of a majority of each Trust’s shares issued and outstanding and entitled to vote (a “Quorum”) are not present at the Meeting of any Trust in person or by Proxy, or the vote required to approve or reject any proposal is not obtained at the Meeting of any Trust, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust’s shares present in person or by Proxy at the Meeting. The persons named as Proxies will vote in favor of such adjournment those Proxies which have been received by the date of the Meetings.

Mary E. Mullin
     Secretary

September 14, 2009
New York, New York

IMPORTANT

You can help avoid the necessity and expense of sending follow-up letters to ensure a Quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary Quorum may be represented at the Meetings. The enclosed envelope requires no postage if mailed in the United States. Shareholders will be able to vote telephonically by touchtone telephone or electronically over the Internet by following instructions contained on their Proxy Cards or on the enclosed Voting Information Card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETINGS OF SHAREHOLDERS TO BE HELD ON OCTOBER 23, 2009:

The Joint Proxy Statement for the Annual Meetings of Shareholders is available on the Internet at the website address located on the enclosed Proxy Card(s).

MORGAN STANLEY INSURED MUNICIPAL BOND TRUST
MORGAN STANLEY INSURED MUNICIPAL TRUST
MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST
MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST III

c/o Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue, New York, New York 10036

JOINT PROXY STATEMENT

Annual Meetings of Shareholders

October 23, 2009

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (the “Board(s)”) of MORGAN STANLEY INSURED MUNICIPAL BOND TRUST (“IMC”), MORGAN STANLEY INSURED MUNICIPAL TRUST (“IMT”), MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST (“IIM”), MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST (“IIC”), MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST (“IQI”), MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST (“IQT”) and MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST III (“OIC”) (individually, a “Trust” and, collectively, the “Trusts”), for use at the Annual Meetings of Shareholders of the Trusts to be held jointly on October 23, 2009 (the “Meeting(s)”), and at any adjournments thereof. The first mailing of this Joint Proxy Statement is expected to be made on or about September 23, 2009.

If the enclosed form of Proxy is properly executed and returned in time, or is submitted by telephone or Internet, to be voted at the Meetings, the proxies named therein will vote the shares (“Shares”) represented by the Proxy in accordance with the instructions marked thereon. Unmarked proxies submitted by shareholders of a Trust (“Shareholders”) will be voted for each of the nominees for election as Trustee to be elected by all Shareholders of that Trust, and, if the Shareholder holds preferred shares of the Trust, for the nominee for election as Trustee to be elected by only the preferred shareholders (“Preferred Shareholders”), with respect to that Trust set forth in the attached Notice of Annual Meetings of Shareholders. A Proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trusts, execution and delivery of a later dated Proxy to the Secretary of the Trusts (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meetings. Attendance at the Meetings will not in and of itself revoke a Proxy.

Shareholders of record of each Trust as of the close of business on August 25, 2009, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings (the “Record Date”), are entitled to one vote for each Share held and a fractional vote for a fractional Share. The percentage ownership of Shares of each Trust changes from time to time depending on purchases and sales by Shareholders and the total number of Shares outstanding.

The table below sets forth the total number of Common Shares and Preferred Shares outstanding for each Trust as of the Record Date:

	Number of Common	Number of Preferred
	Shares Outstanding as	Shares Outstanding as
	of August 25,	of August 25,
Name of Trust	2009 (Record Date)	2009 (Record Date)

IMC	3,942,543	465
IMT	17,484,370	1,878
IIM	20,694,674	2,177
IIC	10,660,578	1,168
IQI	23,505,263	3,090
IQT	13,865,371	1,620
OIC	8,501,253	N/A

The cost of soliciting proxies for the Meeting of each Trust, consisting principally of printing and mailing expenses, will be borne by each respective Trust. The solicitation of proxies will be by mail, telephone or otherwise through Trustees, officers of the Trusts or officers and employees of Morgan Stanley Investment Advisors Inc. (“Morgan Stanley Investment Advisors” or the “Investment Adviser”), Morgan Stanley Trust, Morgan Stanley Services Company Inc. (“Morgan Stanley Services” or the “Administrator”) and/or Morgan Stanley & Co. Incorporated and/or Morgan Stanley Smith Barney LLC, without special compensation therefor. In addition, each Trust may employ Computershare Fund Services, Inc. (“Computershare”) to make telephone calls to Shareholders to remind them to vote. Each Trust may also employ Computershare as Proxy solicitor if it appears that the required number of votes to achieve a Quorum will not be received. The transfer agent services for each Trust are currently provided by Computershare Trust Company, N.A. (the “Transfer Agent”).

Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the Proxy Card or on the Voting Information Card accompanying this Joint Proxy Statement. The Internet procedures are designed to authenticate a Shareholder’s identity to allow Shareholders to vote their Shares and confirm that their instructions have been properly recorded. To vote by touchtone telephone or by Internet, Shareholders can access the website or call the toll-free number listed on the Proxy Card or noted in the enclosed voting instructions. To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the Proxy Card in the shaded box.

In certain instances, Computershare may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders’ identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. The Trusts have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders’ instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder’s vote may be taken by telephone, each Shareholder will receive a copy of this Joint Proxy Statement and may vote by mail using the enclosed Proxy Card or by touchtone telephone or the Internet as set forth above. The last

Proxy vote received in time to be voted, whether by Proxy Card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder. In the event that Computershare is retained as Proxy solicitor, Computershare will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contacts, obtaining Shareholders’ telephone numbers, and providing additional materials upon Shareholder request, at an estimated cost of $2,000, which would be borne by each respective Trust.

This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Trust and, because Shareholders may own Shares of more than one Trust, to potentially avoid burdening Shareholders with more than one proxy statement. Shares of a Trust are entitled to one vote each at the respective Trust’s Meeting. To the extent information relating to common ownership is available to the Trusts, a Shareholder that owns record shares in two or more of the Trusts will receive a package containing a Joint Proxy Statement and Proxy Cards for the Trusts in which such Shareholder is a record owner. If the information relating to common ownership is not available to the Trusts, a Shareholder that beneficially owns shares in two or more Trusts may receive two or more packages each containing a Joint Proxy Statement and a Proxy Card for each Trust in which such Shareholder is a beneficial owner. If the proposed election of Trustees are approved by Shareholders of one Trust and disapproved by Shareholders of other Trusts, the proposals will be implemented for the Trust that approved the proposals and will not be implemented for any Trust that did not approve the proposals. Thus, it is essential that Shareholders complete, date, sign and return each enclosed Proxy Card or vote by telephone or Internet as indicated in each Trust’s Proxy Card.

Only one copy of this Joint Proxy Statement will be delivered to multiple Shareholders sharing an address unless we have received contrary instructions from one or more of the Shareholders. Upon written or oral request, we will deliver a separate copy of this Joint Proxy Statement to a Shareholder at a shared address to which a single copy of this Joint Proxy Statement was delivered. Should any Shareholder wish to receive a separate proxy statement or should Shareholders sharing an address wish to receive a single proxy statement in the future, please contact (888) 421-4015 (toll-free).

ELECTION OF TRUSTEES FOR EACH TRUST

The number of Trustees of each Trust has been fixed by the Trustees, pursuant to each Trust’s Declaration of Trust, at ten. There are presently ten Trustees for each Trust. At the Meetings, pursuant to each Trust’s Declaration of Trust, three nominees (two nominees with respect to IMC, IIM and IIC) are standing for election to each Trust’s Board of Trustees to serve until the year 2012 Annual Meetings by the holders of the Common Shares and the Preferred Shares of each respective Trust voting together as a single class. Additionally, pursuant to each Trust’s Declaration of Trust and the Investment Company Act of 1940, as amended (the “1940 Act”), one Trustee is to be elected to the Board of Trustees of IMC, IMT, IIM, IIC, IQI and IQT by the holders of the Preferred Shares of each respective Trust voting separately as a single class, all as set forth below.

IMT, IQI and IQT —	IMC, IIM and IIC —	OIC —
Until the year 2012 Annual Meeting	Until the year 2012 Annual Meeting	Until the year 2012 Annual Meeting

By all Shareholders: Kathleen A. Dennis Joseph J. Kearns Fergus Reid By Preferred Shareholders only: Manuel H. Johnson	By all Shareholders: Michael F. Klein W. Allen Reed By Preferred Shareholders only: Michael E. Nugent	By all Shareholders: Michael F. Klein Michael E. Nugent W. Allen Reed

Nine of the current ten Trustees (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) are “Independent Trustees,” that is, Trustees who are not “interested persons” of the Trusts, as that term is defined in the 1940 Act. The other current Trustee, James F. Higgins, is an “interested trustee,” that is, a Trustee who is an “interested person” (as that term is defined in the 1940 Act) of the Trusts and Morgan Stanley Investment Advisors and thus, is not an Independent Trustee. The nominees for election as Trustee have been proposed by the Trustees now serving, or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the members of the Boards have previously been elected by the shareholders of the Trusts.

The nominees of the Boards of Trustees for election as Trustee of each Trust are listed below. It is the intention of the persons named in the enclosed form of Proxy, unless instructed by Proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of the following nominees: for IMT, IQI and IQT — Kathleen A. Dennis, Joseph J. Kearns, Fergus Reid and Manuel H. Johnson (Manuel H. Johnson with respect to Preferred Shareholder proxies only), and for IMC, IIM, IIC and OIC — Michael F. Klein, W. Allen Reed and Michael E. Nugent (Michael E. Nugent with respect to Preferred Shareholder proxies only). Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the Proxy will exercise their voting power in favor of such person or persons as the Boards may recommend or, in the case of an Independent Trustee nominee, as the Independent Trustees of each Trust may recommend. All of the nominees have consented to being named in this Joint Proxy Statement and to serve if elected. The Trusts know of no reason why any of the said nominees would be unable or unwilling to accept nomination or election. With respect to each Trust, the election of the nominees listed above to be elected by all Shareholders requires the approval of a majority of the shares of the Trust represented and entitled to vote at the Meeting (Common Shares and Preferred Shares voting together as a single class). The election of the nominee listed above to be elected by only the Preferred Shareholders of each Trust requires the approval of a majority of the Preferred Shares of the Trust represented and entitled to vote at the Meetings (voting separately as a single class).

Pursuant to the provisions of the Declaration of Trust of each Trust, in certain cases as amended, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

The Board of each Trust has previously determined that any nominee for election as Trustee for each Trust will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I — Messrs. Bowman, Bozic and Higgins; Class II — Ms. Dennis and Messrs. Johnson, Kearns and Reid; and Class III — Messrs. Klein, Nugent and Reed. Each nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Boards, or any adjournments thereof. In addition, pursuant to each Trust’s Declaration of Trust and the 1940 Act, the Board of each Trust (except OIC) previously determined that one of each of the Class II Trustees and Class III Trustees will be designated to be elected by the Preferred Shareholders voting separately. In this regard, with respect to all Trusts except for OIC, Manuel H. Johnson and Michael E. Nugent serve as Trustees of each Trust’s Board of Trustees on behalf of the Preferred Shareholders, the terms of each to expire with his designated Class. As a consequence of this method of election, the replacement of a majority of each of the Boards could be delayed for up to two years. In accordance with the above, four Trustees in Class II for IMT, IQI and IQT and three Trustees in Class III for IMC, IIM, IIC and OIC are standing for election at the Meetings and will, if elected, serve until the 2012 Annual Meetings for each Trust as set forth above or, in each case, until their successors shall have been elected and qualified.

The current Trustees of the Trust also serve as trustees for certain of the funds advised by the Investment Adviser (the “Retail Funds”) and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the “Institutional Funds”). The table below sets forth the following information regarding the nominees for election as Trustee, and each of the other Trustees (both the Independent Trustees and the Interested Trustee), as well as the executive officers of the Trusts: their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Trustee or nominee Trustee (as of December 31, 2008) and other directorships, if any, held by the Trustees. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

INDEPENDENT TRUSTEES:

				Number of
				Portfolios in	Other
				Fund Complex	Directorships
Name, Age and	Position(s)	Length of		Overseen by	Held by
Address of	Held with	Time	Principal Occupation(s)	Independent	Independent
Independent Trustee	the Trusts	Served*	During Past 5 Years	Trustee	Trustee

Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator -- Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.	168	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.
Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	170	Director of various business organizations.
Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee/ Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	168	Director of various non-profit organizations.
Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Nominee/ Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	170	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Trustees are elected every three years or until his or her successor is elected.

				Number of
				Portfolios in	Other
				Fund Complex	Directorships
Name, Age and	Position(s)	Length of		Overseen by	Held by
Address of	Held with	Time	Principal Occupation(s)	Independent	Independent
Independent Trustee	the Trusts	Served*	During Past 5 Years	Trustee	Trustee

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Nominee/ Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	171	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee/ Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternative Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	168	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Nominee/ Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	170	None.
W. Allen Reed (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee/ Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	168	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (77) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Nominee/ Trustee	Since June 1992	Chairman, Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	171	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Trustees are elected every three years or until his or her successor is elected.

The Trustee who is affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Trusts, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of December 31, 2008) and the other directorships, if any, held by the Interested Trustee, are shown below.

INTERESTED TRUSTEE:

Number of
Portfolios in
Name, Age and				Fund Complex	Other Directorships
Address of	Position(s)	Length of		Overseen by	Held
Interested	Held with	Time	Principal Occupation(s)	Interested	by Interested
Trustee	the Trusts	Served*	During Past 5 Years	Trustee	Trustee

James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	169	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Trustees are elected every three years or until his or her successor is elected.

EXECUTIVE OFFICERS OF THE TRUSTS:

Name, Age and
Address of	Position(s)
Executive	Held with	Length of
Officer	the Trusts	Time Served*	Principal Occupation(s) During Past 5 Years

Randy Takian (35) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business with Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

Name, Age and
Address of	Position(s)
Executive	Held with	Length of
Officer	the Trusts	Time Served*	Principal Occupation(s) During Past 5 Years

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since April 2008); Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007); Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).
Carsten Otto (45) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).
Francis J. Smith (44) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).
Mary E. Mullin (42) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustees in the Trusts and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2008 is shown below.

Aggregate Dollar Range of Equity Securities in
All Registered Investment Companies Overseen
	Dollar Range of Equity Securities in the Trusts	by Trustee in Family of Investment
Name of Trustee	(As of December 31, 2008)	Companies (As of December 31, 2008)

Independent:
Frank L. Bowman(1)	None	over $100,000
Michael Bozic	None	over $100,000
Kathleen A. Dennis	None	over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	None	over $100,000
Michael F. Klein	None	over $100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed	(2)	over $100,000
Fergus Reid(1)	None	over $100,000
Interested:
James F. Higgins	None	over $100,000

(1)	Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

(2)	$50,001-$100,000 (IMT); over $100,000 (IQT).

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Trusts, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Trusts as of the record date.

Independent Trustees and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds’ Boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. The Board has four committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee. Three of the Independent Trustees serve as members of the Audit Committee, three Independent Trustees serve as members of the Governance Committee, four Trustees, including three Independent Trustees, serve as members of the Compliance and Insurance Committee and all of the Trustees serve as members of the Investment Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

The Board of Trustees of each Trust has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trusts’ independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firms’ duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of such services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of each Trust’s system of internal controls and reviewing the valuation process.

The members of the Audit Committee of each Trust are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Trusts’ Audit Committees is an “interested person,” as defined under the 1940 Act, of any of the Trusts (with such disinterested Trustees being “Independent Trustees” or individually, “Independent Trustee”). Each Independent Trustee is also “independent” from each Trust under the listing standards of the New York Stock Exchange, Inc. (“NYSE”). The Chairperson of the Audit Committees of each of the Trusts is Joseph J. Kearns. The Board of Trustees for each Trust has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee’s responsibilities. A copy of the Audit Committee Charter is attached to this Joint Proxy Statement as Exhibit A.

The Board of Trustees of each Trust also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on each Trust’s Board and on committees of such Board and recommends such qualified individuals for nomination by the Trusts’ Independent Trustees as candidates for election as Independent Trustees, advises each Trust’s Board with respect to Board composition, procedures and committees, develops and recommends to each Trust’s Board a set of corporate governance principles applicable to the Trusts, monitors and makes recommendations on corporate governance matters and policies and procedures of the Trusts’ Board of Trustees and any Board committees and oversees periodic evaluations of the Trusts’ Board and its committees. The members of the Governance Committee of each Trust are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance Committee is Fergus Reid. The Board of Trustees for each Trust has adopted a formal written charter for the Governance Committee which sets forth the Governance Committee’s responsibilities. A copy of the Governance Committee Charter is attached to the 2007 Joint Proxy Statement filed for the Trusts with the Securities and Exchange Commission (the “SEC”) on September 11, 2007.

The Trusts do not have a separate nominating committee. While each Trust’s Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of each Trust believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) for all Trusts participates in the election and nomination of candidates for election as Independent Trustees for the respective Trusts for which the Independent Trustee serves. Persons recommended by each Trust’s Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Trusts, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of each of the Trusts expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Trust’s Board as they deem appropriate, they will consider nominations from Shareholders to the Board. Nominations from Shareholders should be in writing and sent to the Independent Trustees as described below under the caption “Shareholder Communications.”

The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for each Trust and its Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Michael Bozic, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Trustees. The Chairperson of the Compliance and Insurance Committee is Michael Bozic. The Compliance and Insurance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by each Trust. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of each Trust. The Investment Committee also recommends to the Board to approve or renew each Trust’s Investment Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the Trusts’ primary areas of investment, namely equities, fixed income and money market/alternatives. The Sub-Committees and their members are as follows:

(1) Equity – W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2) Fixed Income – Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3) Money Market and Alternatives – Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

The following chart sets forth the number of meetings of the Board, the Audit Committee, the Compliance and Insurance Committee, the Governance Committee and the Investment Committee of each Trust during its most recent fiscal year. During each Trust’s fiscal year ended October 31, 2008 (March 31, 2009 for OIC), each

Trustee attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he or she served held during the time such Trustee was a member of the Board.

Number of Board and Committee Meetings Held During Last Fiscal Year

During each Trust’s fiscal year ended October 31, 2008 (IMC, IMT, IIM, IIC, IQI and IQT) and March 31, 2009 (OIC), the Board of Trustees held the following meetings:

	IMC	IMT	IIM	IIC	IQI	IQT	OIC

Board of Trustees	9	9	9	9	9	9	8
Committee/Sub-Committee:
Audit Committee	4	4	4	4	4	4	4
Governance Committee	4	4	4	4	4	4	4
Compliance and Insurance Committee	4	4	4	4	4	4	4
Insurance Sub-Committee	2	2	2	2	2	2	2
Investment Committee	5	5	5	5	5	5	5

For annual or special shareholder meetings, Trustees may but are not required to attend the meetings; and for each Trust’s last annual shareholder meeting, no Trustees attended the meeting.

Shareholder Communications

Shareholders may send communications to each Trust’s Board of Trustees. Shareholders should send communications intended for each Trust’s Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Trust’s office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by a Trust not directly addressed and sent to the Trust’s Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Each of the nominees for Trustee has consented to be named in this Joint Proxy Statement and to serve as a Trustee of the Trusts if elected. The Board of Trustees of each Trust has no reason to believe that any of the nominees named above will become unavailable for election as a Trustee, but if that should occur before the Meeting for that Trust, the persons named as proxies on the Proxy Card will vote for such persons as the Board of Trustees of the Trust may recommend.

Share Ownership by Trustees

The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $100,000 in any of the funds in the Morgan Stanley Retail and Institutional Funds on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the funds above the $100,000 minimum requirement. The Trustees may allocate their investments among specific funds in any manner they determine is appropriate based on their individual investment objectives. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of the date of this Joint Proxy Statement, each Trustee is in compliance with the policy.

As of the Record Date for these Meetings, the aggregate number of shares of each Trust owned by the respective Trust’s officers and Trustees as a group was less than one percent of each Trust’s outstanding shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that each Trust’s executive officers and Trustees, and beneficial owners of more than 10% of its shares, make certain filings on a timely basis under Section 16(a) of the Exchange Act. Based solely on each Trust’s review of copies of such reports of ownership furnished to the Trusts, the Trusts believe that during the past fiscal year all of its officers, Trustees and greater than 10% beneficial holders complied with all applicable filing requirements.

Compensation of Trustees

Each Trustee (except for the Chairperson of the Boards) receives an annual retainer fee of $200,000 for serving the Retail Funds and the Institutional Funds. The Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Investment Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $400,000 for his services as Chairperson of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Trusts also reimburse the Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Trusts who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Trusts for their services as Trustee.

Effective April 1, 2004, the Trusts began a Deferred Compensation Plan (the “DC Plan”), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Trusts.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the “Prior DC Plan”), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Trustees from each Trust for the fiscal year ended October 31, 2008 (IMC, IMT, IIM, IIC, IQI and IQT) or March 31, 2009 (OIC) and the aggregate compensation payable to each of the Trust’s Trustees by the Fund Complex (which includes all of the Retail Funds and Institutional Funds) for the calendar year ended December 31, 2008.

Compensation(1)

							Total Compensation from the
	Aggregate Compensation from(2)						Trusts and the Fund
Name of Independent Trustee	IMC	IMT	IIM	IIC	IQI	IQT	OIC	Complex Paid to Trustee(3)

Frank L. Bowman(2)	$106	$470	$567	$275	$653	$369	$102	$215,000
Michael Bozic	112	497	599	290	689	390	107	230,000
Kathleen A. Dennis	106	470	567	275	653	369	102	215,000
Manuel H. Johnson	126	561	677	328	779	441	122	260,000
Joseph J. Kearns(2)	133	594	716	347	824	466	129	286,250
Michael F. Klein	106	470	567	275	653	369	102	215,000
Michael E. Nugent	194	864	1,041	504	1,199	678	187	400,000
W. Allen Reed(2)	106	470	567	275	653	369	102	215,000
Fergus Reid	112	497	599	290	689	390	107	241,250
Name of Interested Trustee
James F. Higgins	97	432	521	252	600	339	93	200,000

(1)	Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)	The amounts shown in this column represent the aggregate compensation before deferral with respect to each Trust’s fiscal year. The following Trustees deferred compensation from IMC, IMT, IIM, IIC, IQI, IQT and OIC during the fiscal years ended October 31, 2008 and March 31, 2009, respectively: Mr. Bowman, $106, $470, $567, $275, $653, $369 and $46, respectively; Mr. Kearns, $67, $297, $358, $173, $412, $233 and $29, respectively; Mr. Reed, $106, $470, $567, $275, $653, $369 and $102, respectively.

(3)	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2008 before deferral by the Trustees under the DC Plan. As of December 31, 2008, the value (including interest) of the deferral accounts across the Funds Complex for Messrs. Bowman, Kearns, Reed and Reid pursuant to the deferred compensation plan was $397,110, $761,543, $332,876 and $474,242, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Retail Funds (the “Adopting Funds”), including the Trust’s, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an “Eligible Trustee”) would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003 the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee’s retirement as shown in the table below.

The following tables illustrate the retirement benefits accrued to the Trusts’ Independent Trustees by IMC, IMT, IIM, IIC, IQI, IQT and OIC for the fiscal years ended October 31, 2008 and March 31, 2009, respectively, and by the Adopting Funds for the calendar year ended December 31, 2008, and the estimated retirement benefits for the Independent Trustees from IMC, IMT, IIM, IIC, IQI and IQT as of the fiscal year ended

October 31, 2008 and OIC as of the fiscal year ended March 31, 2009, and from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

	Retirement Benefits Accrued as Trust Expenses
	By	By	By	By	By	By	By	By All
Name of Independent Trustee:	IMC	IMT	IIM	IIC	IQI	IQT	OIC	Adopting Funds

Michael Bozic	$422	$420	$419	$422	$422	$420	$422	$17,198
Manuel H. Johnson	435	434	434	435	435	434	410	18,179
Michael E. Nugent	221	220	220	221	221	220	0	3,512

	Estimated Annual Benefits Upon Retirement(1)
	From	From	From	From	From	From	From	From All
Name of Independent Trustee:	IMC	IMT	IIM	IIC	IQI	IQT	OIC	Adopting Funds

Michael Bozic	$997	$997	$997	$997	$997	$997	$997	$45,874
Manuel H. Johnson	1,451	1,451	1,451	1,451	1,451	1,451	1,451	67,179
Michael E. Nugent	1,299	1,299	1,299	1,299	1,299	1,299	1,299	60,077

(1)	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee’s life.

Assuming a Quorum is present, approval of the Proposal with respect to each Trust will require the affirmative vote of a majority of each Trust’s shares represented in person or by Proxy at the Meeting and entitled to vote at the Meeting.

The Board of Trustees of each Trust unanimously recommends that Shareholders vote FOR the election of each of the Trustees nominated for election.

Security Ownership of Certain Beneficial Owners

To the knowledge of the management of each Trust, the following persons owned beneficially more than 5% of the noted Trust’s outstanding shares at the Record Date. This information is based on publicly available Schedule 13D and 13G disclosures filed with the SEC.

	Name and Address	Amount and Nature
Fund	of Beneficial Owner	of Beneficial Ownership(1)	Percent of Class(1)

IMC	Bank of America Corporation 100 North Tryon Street Floor 25, Bank of America Corporate Center Charlotte, NC 28255	172 Preferred Shares with shared voting power and shared dispositive power	37.0%
	Merrill Lynch, Pierce Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	167 Preferred Shares with shared voting power and shared dispositive power	35.9%

(1)	This information is based on a publicly available Schedule 13G filed with the SEC on July 10, 2009.

The Investment Adviser

Morgan Stanley Investment Advisors serves as each Trust’s investment adviser pursuant to an investment advisory agreement. Morgan Stanley Investment Advisors maintains its offices at 522 Fifth Avenue, New York, New York 10036. Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

Morgan Stanley Services, a wholly owned subsidiary of the Investment Adviser, serves as the Administrator of each Trust pursuant to an administration agreement. The Investment Adviser and the Administrator serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The address of the Administrator is the same as that of the Investment Adviser set forth above.

Morgan Stanley has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against Morgan Stanley involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

Audit Committee Report

At a meeting held on September 25, 2008 (IMC, IMT, IIM, IIC, IQI and IQT) and June 19, 2009 (OIC), the Board of Trustees of each Trust, including a majority of the Trustees who are not “interested persons” of the Trusts, as defined under the 1940 Act, acting on the recommendation of the Audit Committee of each Trust, selected Deloitte & Touche LLP to act as the independent registered public accounting firm for each Trust for the fiscal year ending October 31, 2009 (IMC, IMT, IIM, IIC, IQI and IQT) and March 31, 2010 (OIC).

The Audit Committee of each Trust has reviewed and discussed the financial statements of each Trust with management as well as with Deloitte & Touche LLP, the independent registered public accounting firm for each Trust. In the course of its discussions, the Audit Committee also discussed with Deloitte & Touche LLP any relevant matters required to be discussed under Statement on Auditing Standards No. 61. Based on this review, the Audit Committee recommended to the Board of Trustees of each Trust that each Trust’s audited financial statements be included in each Trust’s Annual Report to Shareholders for the most recent fiscal year for filing with the SEC. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required under Public Company Accounting Oversight Board’s Ethics & Independence Rule 3526 and has discussed with the independent registered public accounting firm its independence with respect to each Trust. Each Trust knows of no direct financial or material indirect financial interest of Deloitte & Touche LLP in the Trust.

The Audit Committee

Joseph J. Kearns (Chairperson)
Michael E. Nugent
W. Allen Reed

Representatives from Deloitte & Touche LLP are not expected to be present at the Meetings but are expected to be available by telephone. Deloitte & Touche LLP will have the opportunity to make a statement if they desire to do so and the representatives from Deloitte & Touche LLP will respond to appropriate questions from Shareholders.

FEES BILLED BY THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

The aggregate fees for professional services billed by Deloitte & Touche LLP in connection with the annual audit and review of financial statements for each Trust for the fiscal years ended October 31, 2007 and October 31, 2008 (for IMC, IMT, IIM, IIC, IQI and IQT) and March 31, 2008 and March 31, 2009 (for OIC) are set forth below.

	2007	2008	2009

IMC	$31,250	$38,775	N/A
IMT	31,500	38,775	N/A
IIM	31,500	38,775	N/A
IIC	31,250	38,775	N/A
IQI	29,000	36,275	N/A
IQT	28,750	36,275	N/A
OIC	N/A	31,950	$39,250

Audit-Related Fees

The aggregate audit-related fees billed by Deloitte & Touche LLP related to the annual audit of each Trust’s financial statements for their respective fiscal years ended October 31, 2007 and 2008 (for IMC, IMT, IIM, IIC, IQI and IQT) and March 31, 2008 and March 31, 2009 (for OIC), for the translation of financial statements for data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements are set forth below.

	2007	2008	2009

IMC	$5,750	$6,000	N/A
IMT	5,750	6,000	N/A
IIM	5,750	6,000	N/A
IIC	5,750	6,000	N/A
IQI	5,750	6,000	N/A
IQT	5,750	6,000	N/A
OIC	N/A	0	$0

Tax Fees

The aggregate fees billed by Deloitte & Touche LLP in connection with tax compliance, tax advice and tax planning for each Trust for their respective fiscal years ended October 31, 2007 and 2008 (for IMC, IMT, IIM, IIC, IQI and IQT) and March 31, 2008 and March 31, 2009 (for OIC), which represent fees paid for the review of the Federal, state and local tax returns for each Trust, are set forth below.

	2007	2008	2009

IMC	$5,047	$5,501	N/A
IMT	5,047	5,501	N/A
IIM	5,047	5,501	N/A
IIC	5,047	5,501	N/A
IQI	5,047	5,501	N/A
IQT	5,047	5,501	N/A
OIC	N/A	4,738	$5,165

All Other Fees

There were no fees billed by Deloitte & Touche LLP for any other products and services not set forth above for each Trust for the respective fiscal years ended October 31, 2007 and 2008 (for IMC, IMT, IIM, IIC, IQI and IQT) and March 31, 2008 and March 31, 2009 (for OIC).

Audit Committee Pre-approval

Each Trust’s Audit Committee’s policy is to review and pre-approve all auditing and non-auditing services to be provided to the Trust by the Trust’s independent registered public accounting firm. The Audit Committee Audit and Non-Audit Pre-Approval Policy and Procedures requires each Trust’s Audit Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit-related and the tax services described above for which Deloitte & Touche LLP billed each of the Trust’s fees for the respective fiscal years ended October 31, 2007 and 2008 (for IMC, IMT, IIM, IIC, IQI and IQT) and March 31, 2008 and March 31, 2009 (for OIC) were pre-approved by each Trust’s Audit Committee.

Aggregate Non-Audit Fees paid by the Investment Adviser and Affiliated Entities

The aggregate fees billed for professional services rendered by Deloitte & Touche LLP for all other services provided to the Investment Adviser and to any entities controlling, controlled by or under common control with the Investment Adviser for the fiscal years ended October 31, 2007 and 2008 (for IMC, IMT, IIM, IIC, IQI and IQT fiscal year-end) amounted to approximately $5.8 million and $7.2 million, respectively, and for the fiscal years ended March 31, 2008 and March 31, 2009 (OIC fiscal year-end) amounted to approximately $8.1 million and $7.3 million, respectively.

The Audit Committee of each Trust has considered whether the provision of non-audit services and the provision of services to affiliates of the Investment Adviser is compatible with maintaining the independence of Deloitte & Touche LLP.

ADDITIONAL INFORMATION

In the event that the necessary Quorum to transact business or the vote required to approve or reject any proposal for any Trust is not obtained at the Meeting of any Trust, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Trust to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust’s shares present in person or by Proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting. Abstentions and broker “non-votes” will not count in favor of or against any such vote for adjournment.

Abstentions and, if applicable, broker “non-votes” will not count as votes in favor of any proposal, but will be deemed to be present at the Meeting of any Trust for purposes of determining a Quorum. Broker “non-votes” are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

SHAREHOLDER PROPOSALS

A shareholder’s proposal intended to be presented at the Trust’s Annual Meeting of Shareholders in 2010 must be received by the Trust on or before January 14, 2010 in order to be included in the Trust’s Proxy Statement and Proxy Card relating to that meeting. Any shareholder who desires to bring a proposal at the Trust’s Annual Meeting of Shareholders in 2010, without including such proposal in the Trust’s Proxy Statement, must deliver written notice thereof to the Secretary of the Trust not before March 27, 2010 and not later than April 26, 2010, in the manner and form required by the Trust’s By-Laws. The Trust will furnish, without charge, a copy of its By-Laws to any shareholder of the Trust requesting the By-Laws. Requests for the Trust’s By-Laws should be made in writing to the Trust, c/o Morgan Stanley Investment Advisors Inc., 522 Fifth Avenue, New York, New York 10036.

REPORTS TO SHAREHOLDERS

Each Trust’s most recent Annual Report for that Trust’s most recent fiscal year end and the most recent Semi-Annual Report succeeding the Annual Report have been previously sent to Shareholders and are available without charge upon request from Morgan Stanley’s Client Relations Department, 2800 Post Oak Blvd., 44th Floor, Houston, Texas 77056, (888) 421-4015 (toll-free) or by visiting the Investment Adviser’s website at www.morganstanley.com/im.

OTHER BUSINESS

The management of the Trusts knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is the intention of the persons named in the enclosed form of Proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such Proxy in accordance with their best judgment on such matters.

By Order of the Board of Trustees

Mary E. Mullin
Secretary

EXHIBIT A

CHARTER
OF THE
AUDIT COMMITTEE
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

ADOPTED ON JULY 31, 2003
AND
AS AMENDED AND RESTATED ON FEBRUARY 20, 2007
AND
AS FURTHER AMENDED ON FEBRUARY 24, 2009

The Boards of Directors/Trustees (collectively, the “Board”) of the investment companies (each a “Fund” and collectively, the “Funds”) advised or managed by Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (collectively the “Adviser”) listed on the attached Exhibit A has adopted and approved this charter for the audit committee of the Board (the “Audit Committee”).1

•	Structure And Membership of the Audit Committee

Independent Directors and Trustees

Each member of the Audit Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard 303.01 (2) and (3); (b) is not an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the Board or Committees of the Board.

The Audit Committee shall consist of not less than two members of the Board.

The Audit Committee shall have a Chairperson. The Chairperson or his/her designee shall set the agenda for, and preside at, each meeting of the Audit Committee and shall engage in such other activities on behalf of the Audit Committee as shall be determined from time to time by the Audit Committee.

The Chairperson and members of the Audit Committee shall be appointed by the Governance Committee of the Funds in consultation with the Board.

1     Solely for the sake of clarity and simplicity, this Charter has been drafted as if there is a single Committee and a single Board. The terms “Committee,” “Directors/Trustees” and “Board” mean the Committee, Directors/Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Committee, Directors/Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

Financially Literate

Each member of the Audit Committee shall be “financially literate,” as such term is interpreted by the Board in its business judgment.

Audit Committee Financial Expert

The Audit Committee shall determine whether at least one member of the Audit Committee is an “audit committee financial expert,” as that term is defined in the General Instructions of Form N-SAR, sub-item 102P3(b)(6).

•	Auditor Independence

An independent public accounting firm may serve as a Fund’s auditor (the “Auditor”) only if it complies with all of the independence requirements set forth in Regulation S-X under the Securities Act of 1933 and the Public Company Accounting Oversight Board’s (“PCAOB”) Ethics and Independence Rule 3526, subject to such exceptions, not prohibited by law, as the Audit Committee may allow. The Auditor shall: (i) at least annually, submit to the Audit Committee a certification of its independence, delineating all relationships between the Auditor and the Fund, consistent with Rule 2-01 of Regulation S-X under the Securities Act of 1933 and the PCAOB’s Ethics and Independence Rule 3526, and (ii) actively engage in a dialogue with the Audit Committee with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants, including relationships with or services provided to the Fund’s other service providers.

•	Registration with PCAOB

The Auditor must be registered with the PCAOB.

•	Regulatory Action

Promptly upon initiation against it of any inquiry or investigation by a governmental authority the Auditor shall provide information to the Audit Committee regarding any material issues raised in such inquiry or investigation and any steps taken to deal with them.

•	Duties and Powers of Audit Committee

The Audit Committee shall have the duty and power to:

•	make recommendations to the Board regarding selection of the Auditor;

•	oversee and evaluate the work of the Auditor;

•	require the Auditor to report directly to the Audit Committee;

•	determine the compensation of the Auditor for audit and non-audit services provided to the Funds and decide whether to continue to retain the services of the Auditor or to terminate them;

•	pre-approve all audit, non-audit and attest services provided to the Funds and any non-audit services provided to the investment adviser of the Funds or to any other entity in the Fund Complex as required by the Sarbanes-Oxley Act of 2002 (the “SOX Act”) and rules promulgated by the Securities and Exchange Commission (the “SEC”) under the SOX Act, or establish policies and procedures pursuant to which any of such services is pre-approved (which are attached hereto as Appendix B); provided that such policies and procedures are detailed as to the particular service and do not delegate any of the Audit Committee’s responsibilities to management but may delegate pre-approval authority to one or more of its members (except with respect to the annual audit of each Fund required by the Securities Exchange Act of 1934); and provided further, that pre-approval of services may be waived pursuant to a de minimis exception allowed by SEC rules, as construed by the Board’s independent counsel;

•	consider whether any services rendered by the Auditor to the investment adviser and other entities in the Fund Complex, which were not pre-approved, are compatible with maintaining the Auditor’s independence;

•	review the written certification regarding the independence requirements applicable to the Auditor as set forth in section 2 above to satisfy itself that the Auditor is independent under the standards set forth therein;

•	require the Auditor to report quarterly to the Audit Committee: (a) all critical accounting policies and practices; (b) any changes in accounting or auditing procedures, principles, practices, standards or financial reporting; (c) any alternative treatments of financial information within generally accepted accounting principles that the Auditor has discussed with management, the ramifications of the use of any such alternative treatment or disclosure, and the treatment preferred by the Auditor; (d) any material issues raised by the most recent internal quality-control review, PCAOB or peer review, of the Auditor, or by inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Auditor, and any steps taken to deal with any such issue; (e) any other written communications between the Auditor and management, including any management letter or schedule of unadjusted differences; and (f) all non-audit services provided to a non-Fund entity in the Fund Complex which were not pre-approved and associated fees; provided that, if the report is not made within 90 days of the filing of a Fund’s financial statements with the SEC, the Auditor shall provide an update of any changes;

•	review and discuss with the Auditor: (a) matters required to be communicated by the Auditor to the Audit Committee pursuant to the Statement of Auditing Standards Nos. 61 and 90 and any other standards established by the PCAOB; including, without limitation, any adjustment to a Fund’s financial statements recommended by the Auditor, or any other results of any audit; (b) any problems or difficulties encountered in the course of the audit; and (c) any areas of substantial risk in accurate reporting of financial results and operations of the Funds;

•	review arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

•	review and discuss the Fund’s audited financial statements with Fund management;

•	review final drafts of closed-end Fund annual financial statements, discuss with management and the Auditor and decide whether to recommend that the statements, with or without any revisions, be included in the Fund’s annual report;

•	to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required by SEC rules to be included in the Fund’s proxy statement;

•	review legal and regulatory matters presented by counsel and the Fund’s Auditor that may have a material impact on the Fund’s financial statements;

•	consider with the Auditor their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the Auditor;

•	receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of a Fund’s internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data and have identified for the Auditor any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund’s internal controls; and (iii) whether or not there were significant changes in the Fund’s internal controls or in other factors that could significantly affect the Fund’s internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

•	establish procedures for the confidential, anonymous submission by employees and officers of the Funds or their affiliates of concerns or complaints regarding any accounting, internal audit controls or audit matter and the retention of records related to the retention and treatment of such concerns in accordance with the requirements of the SOX Act;

•	be informed of any (a) disagreements and (b) resolutions to such disagreements between management of a Fund and the Fund’s Auditor regarding financial reporting;

•	require inside and outside counsel to report to the Audit Committee evidence of any material violation of securities law or breach of fiduciary duty or similar violation by a Fund or any agent of a Fund; and

•	perform such other functions consistent with this Audit Committee Charter, the Fund’s Articles of Incorporation, the Fund’s Declaration of Trust, the Fund’s By-laws, or the Fund’s partnership agreement, as applicable, and applicable law, as the Audit Committee or the Board deems necessary or appropriate.

Valuation

•	develop a sufficient knowledge of the valuation process and of the Adviser’s Valuation and Liquidity Procedures (the “Pricing Procedures”) in order to carry out its responsibilities;

•	review information provided by the Adviser or other advisers regarding industry developments in connection with valuation and pricing. The Committee may make recommendations to the Board of the Funds with respect to the Pricing Procedures based upon such review;

•	review minutes of all monthly Adviser Valuation Committee and all Adviser Ad Hoc Valuation Committee meetings;

•	review the reports described in the Pricing Procedures and other information from the Adviser Valuation Committee and Adviser Ad Hoc Valuation Committee regarding fair value determinations made pursuant to the Pricing Procedures. The Committee shall report to and make recommendations to the Board of the Funds in connection with such reports;

•	review and recommend to the Board any proposed amendments to the Pricing Procedures;

•	meet at least annually to review the pricing procedures and methodologies utilized in the valuation of portfolio securities of the Funds; and

•	review, as the Committee is informed by the Adviser, (a) any material changes in the pricing services and/or methodology utilized by a pricing service retained by the Funds and/or (b) any issue or significant problems that may have arisen.

Authority to Engage Independent Counsel and Advisers

The Audit Committee is authorized to: (a) engage independent counsel, which may also be counsel to the Funds’ independent Directors/Trustees, and other advisers, as it determines to be necessary to carry out its duties; and (b) require the Funds to provide appropriate funding, as determined by the Audit Committee, for payment of compensation to the Auditor, the independent counsel and other advisers.

Scope of Audit Committee Responsibility

In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial, valuation and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board).

Fund management is responsible for maintaining appropriate systems for accounting. The Auditor is responsible for conducting a proper audit of each Fund’s financial statements and is ultimately accountable to the Audit Committee.

•	Meetings of the Audit Committee

The Audit Committee shall meet independently at each regularly scheduled Board meeting and at such other times as deemed appropriate by the Audit Committee but no less frequently than quarterly, including to approve the scope of the proposed audit of a Fund’s financial statements by the Auditors and to review the report of the Auditors following such audit. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

•	Interim Actions by the Audit Committee

From time to time, the Audit Committee may delegate to the Chairperson or other designated Audit Committee member the responsibility to act, on an interim basis between meetings of the Audit Committee or Board, on audit and valuation related matters, including specifically, approval of annual financial statements, provided that the Audit Committee or Board is not required by this Charter or law to take such actions or is not prevented by this Charter or law from delegating such actions. Interim actions may be taken by written consent of the Audit Committee. All other interim actions by the Chairperson or his/her designee will be submitted for ratification at the next meeting of the Audit Committee.

•	Minutes of Meetings; Reporting the Board

The Audit Committee shall cause to be made and kept minutes of its meetings. The Audit Committee shall report to the Board its activities, findings and recommendations.

•	Review of Charter

The Audit Committee shall review this Audit Committee Charter at least annually, and shall recommend any changes to the Board. This Audit Committee Charter may be amended only by the Board, with the approval of a majority of the independent Directors/Trustees.

[Exhibit A to the Audit Committee Charter has been intentionally omitted]

APPENDIX A

AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 20042

Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2     This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

Appendix A-1

Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

Appendix A-2

Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to

Appendix A-3

the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Retail Funds
Morgan Stanley Investment Advisors Inc.
Morgan Stanley & Co. Incorporated
Morgan Stanley DW Inc.
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Morgan Stanley Services Company, Inc.
Morgan Stanley Distributors Inc.
Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Advisors Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Morgan Stanley & Co. Incorporated
Morgan Stanley Distribution, Inc.
Morgan Stanley AIP GP LP
Morgan Stanley Alternative Investment Partners LP
Morgan Stanley Services Co.

Appendix A-4

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON 10/23/2009
Your vote is important. Thank you for voting.
To vote by Internet
1)	Read the Proxy Statement and have the voting instruction form below at hand.

2)	Go to website www.proxyvote.com.

3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the voting instruction form below at hand.

2)	Call 1-800-454-8683.

3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.

2)	Check the appropriate boxes on the voting instruction form below.

3)	Sign and date the voting instruction form.

4)	Return the voting instruction form in the envelope provided.

IIC	–	Common
IIM	–	Common
IMC	–	Common

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M16878-P84935

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on October 23, 2009. The following material is available at www.proxyvote.com. Proxy Statement

This proxy is solicited on behalf of the		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark
Board of Trustees.		All	All	Except	“For All Except” and write the number(s) of the nominee(s) on the line below.
1.	Election of two Trustees:	[ ]	[ ]	[ ]

Nominees:
	01) Michael F. Klein			PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE	[ ]
	02) W. Allen Reed			MEETING AND VOTE THESE SHARES IN PERSON
2.	To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.
The Annual Meeting of Shareholders of the above-mentioned Fund will be held on October 23, 2009 at the principal offices of the Fund, 522 Fifth Avenue, New York, New York 10036, to vote on the proposal set forth in the Notice of Annual Meeting.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposal.
NOTE: Please sign exactly as your name appears on this voting instruction form. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN ON LINE]	Date	Signature [Joint Owners]	Date

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON 10/23/2009
Your vote is important. Thank you for voting.
To vote by Internet
1)	Read the Proxy Statement and have the voting instruction form below at hand.

2)	Go to website www.proxyvote.com.

3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the voting instruction form below at hand.

2)	Call 1-800-454-8683.

3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.

2)	Check the appropriate boxes on the voting instruction form below.

3)	Sign and date the voting instruction form.

4)	Return the voting instruction form in the envelope provided.

IIC	–	Preferred
IIM	–	Preferred
IMC	–	Preferred

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M16878-P84935

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on October 23, 2009. The following material is available at www.proxyvote.com. Proxy Statement

This proxy is solicited on behalf of the		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark
Board of Trustees.		All	All	Except	“For All Except” and write the number(s) of the nominee(s) on the line below.
1.	Election of two Trustees:	[ ]	[ ]	[ ]

Nominees:
	01) Michael F. Klein			PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE	[ ]
	02) W. Allen Reed			MEETING AND VOTE THESE SHARES IN PERSON

Election of one Preferred Trustee:
Nominees:
03) Michael E. Nugent
2.	To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.
The Annual Meeting of Shareholders of the above-mentioned Fund will be held on October 23, 2009 at the principal offices of the Fund, 522 Fifth Avenue, New York, New York 10036, to vote on the proposal set forth in the Notice of Annual Meeting.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposal.
NOTE: Please sign exactly as your name appears on this voting instruction form. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN ON LINE]	Date	Signature [Joint Owners]	Date

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON 10/23/2009
Your vote is important. Thank you for voting.
To vote by Internet
1)	Read the Proxy Statement and have the voting instruction form below at hand.

2)	Go to website www.proxyvote.com.

3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the voting instruction form below at hand.

2)	Call 1-800-454-8683.

3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.

2)	Check the appropriate boxes on the voting instruction form below.

3)	Sign and date the voting instruction form.

4)	Return the voting instruction form in the envelope provided.

IQT	–	Common
IQI	–	Common
IMT	–	Common

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M16878-P84935

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on October 23, 2009. The following material is available at www.proxyvote.com. Proxy Statement

This proxy is solicited on behalf of the		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark
Board of Trustees.		All	All	Except	“For All Except” and write the number(s) of the nominee(s) on the line below.
1.	Election of three Trustees:	[ ]	[ ]	[ ]

Nominees:
	01) Kathleen A. Dennis			PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE	[ ]
	02) Joseph J. Kearns			MEETING AND VOTE THESE SHARES IN PERSON
03) Fergus Reid
2.	To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.
The Annual Meeting of Shareholders of the above-mentioned Fund will be held on October 23, 2009 at the principal offices of the Fund, 522 Fifth Avenue, New York, New York 10036, to vote on the proposal set forth in the Notice of Annual Meeting.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposal.
NOTE: Please sign exactly as your name appears on this voting instruction form. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN ON LINE]	Date	Signature [Joint Owners]	Date

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON 10/23/2009
Your vote is important. Thank you for voting.
To vote by Internet
1)	Read the Proxy Statement and have the voting instruction form below at hand.

2)	Go to website www.proxyvote.com.

3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the voting instruction form below at hand.

2)	Call 1-800-454-8683.

3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.

2)	Check the appropriate boxes on the voting instruction form below.

3)	Sign and date the voting instruction form.

4)	Return the voting instruction form in the envelope provided.

IQT	–	Preferred
IQI	–	Preferred
IMT	–	Preferred

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M16878-P84935

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on October 23, 2009. The following material is available at www.proxyvote.com. Proxy Statement

This proxy is solicited on behalf of the		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark
Board of Trustees.		All	All	Except	“For All Except” and write the number(s) of the nominee(s) on the line below.
1.	Election of three Trustees:	[ ]	[ ]	[ ]

Nominees:
	01) Kathleen A. Dennis			PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE	[ ]
	02) Joseph J. Kearns			MEETING AND VOTE THESE SHARES IN PERSON
03) Fergus Reid

Election of one Preferred Trustee:
Nominees:
04) Manuel H. Johnson
2.	To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.
The Annual Meeting of Shareholders of the above-mentioned Fund will be held on October 23, 2009 at the principal offices of the Fund, 522 Fifth Avenue, New York, New York 10036, to vote on the proposal set forth in the Notice of Annual Meeting.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposal.
NOTE: Please sign exactly as your name appears on this voting instruction form. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN ON LINE]	Date	Signature [Joint Owners]	Date

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON 10/23/2009
Your vote is important. Thank you for voting.
To vote by Internet
1)	Read the Proxy Statement and have the voting instruction form below at hand.

2)	Go to website www.proxyvote.com.

3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the voting instruction form below at hand.

2)	Call 1-800-454-8683.

3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.

2)	Check the appropriate boxes on the voting instruction form below.

3)	Sign and date the voting instruction form.

4)	Return the voting instruction form in the envelope provided.

OIC

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M16878-P84935

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on October 23, 2009. The following material is available at www.proxyvote.com. Proxy Statement

This proxy is solicited on behalf of the		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark
Board of Trustees.		All	All	Except	“For All Except” and write the number(s) of the nominee(s) on the line below.
1.	Election of three Trustees:	[ ]	[ ]	[ ]

Nominees:
	01) Michael F. Klein			PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE	[ ]
	02) Michael E. Nugent			MEETING AND VOTE THESE SHARES IN PERSON
03) W. Allen Reed
2.	To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.
The Annual Meeting of Shareholders of the above-mentioned Fund will be held on October 23, 2009 at the principal offices of the Fund, 522 Fifth Avenue, New York, New York 10036, to vote on the proposal set forth in the Notice of Annual Meeting.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposal.
NOTE: Please sign exactly as your name appears on this voting instruction form. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN ON LINE]	Date	Signature [Joint Owners]	Date